UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2024

Peak Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39951	85-2448157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 Hopyard Road Suite 100
Pleasanton, California		94588
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 925 463-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PKBO	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Interim Chief Executive Officer

On August 27, 2024, Stephen LaMond, PharmD., MBA resigned from his positions as Interim Chief Executive Officer and Chief Operating Officer of Peak Bio, Inc. (the “Company”), effective August 31, 2024. Dr. LaMond has agreed to serve as a consultant to the Company to assist in the transition to new management.

Also on August 27, 2024, the Company and Dr. LaMond entered into a Separation and General Release Agreement (the “Agreement”) pursuant to which, in exchange for the consideration set forth in the Agreement and Dr. LaMond’s agreement to serve as a consultant to the Company, the Company agreed to pay Dr. LaMond a fee of $524,300 (the “Consulting Fee”) payable in 24 equal monthly installments beginning September 1, 2024. The Agreement also provides for the payment of COBRA benefits for a maximum period of 18 months as well as an award of an option to purchase 875,000 shares of the Company’s common stock at an exercise price of $0.80 per share, which option will vest, subject to Dr. LaMond’s continued service to the Company, in three equal installments on the grant date, December 31, 2024 and December 31, 2025.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On August 30, 2024, the Company’s Board of Directors (the “Board”) determined that Hoyoung Huh, M.D., PhD, Executive Chairman of the Board, in his capacity as such, would assume the responsibilities of the Company’s chief executive officer, effective August 31, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1*	Form of Separation and General Release Agreement, dated August 27, 2024, by and between Peak Bio, Inc. and Stephen LaMond

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAK BIO, INC.

Date:	September 3, 2024	By:	/s/ Hoyoung Huh
Hoyoung Huh, M.D., Ph.D. Executive Chairman of the Board